Recently Adopted Accounting Standards	9 Months Ended
Sep. 30, 2012
Recently Adopted Accounting Standards
(10)	Recently Adopted Accounting Standards

In June 2011, the FASB issued ASU 2011-05, Presentation of Comprehensive Income, which provides updated guidance for disclosing comprehensive income. The update is intended to increase the prominence of other comprehensive income (loss) in the financial statements. The guidance requires that the Company present components of comprehensive income in either one continuous statement or two separate but consecutive statements, and no longer permits the presentation of comprehensive income in the consolidated statements of stockholders’ equity. The Company adopted this new guidance effective January 1, 2012, as required. The Company has no other comprehensive income to report and, therefore, there was no impact on its consolidated financial statements as a result of adopting this new Standard.

In May 2011, the FASB issued ASU 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS. The new standards do not extend the use of fair value but, rather, provide guidance about how fair value should be applied where it already is required or permitted under IFRS or U.S. GAAP. For U.S. GAAP, most of the changes are clarifications of existing guidance or wording changes to align with IFRS. The Company adopted this new guidance effective January 1, 2012, as required. The Company’s adoption of this new guidance did not have a material impact on its consolidated financial statements.